Exhibit 10



October 15, 1996



Venture Stores, Inc.
2001 East Terra Lane
O'Fallon, MO 63366-0110

Re: First Amendment to Loan and Security Agreement

Ladies/Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement ("the Agreement"), dated as of June 28, 1996 and executed by and among Venture Stores, Inc. (the "Borrower"), the financial institutions party thereto (collectively, the "Lenders") and BankAmerica Business Credit, Inc., as agent for the Lenders (in such capacity as agent, the "Agent"). Certain capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Agreement.

The Agent, the Lenders and the Borrower hereby agree as follows:

1. Section 8.21 of the Agreement is hereby amended by deleting the minimum ratio ".61 to 1" appearing therein and replacing it with the minimum ratio ".25 to 1".

2. This letter agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois.

Except to the extent modified herein, the Agreement remains in full force and effect and is hereby ratified and confirmed. Please evidence your agreement with the terms of this letter agreement by signing in the space below. This letter agreement may be executed by one or more of all the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This letter agreement shall become effective in accordance with its terms upon its execution by the Agent, the Lenders and the Borrower.



Sincerely,

BANKAMERICA BUSINESS CREDIT, INC.,
as the Agent


By:\s\Gregory Eck
     Name:Gregory Eck
     Title:Vice President

BANKAMERICA BUSINESS CREDIT, INC.,
as a Lender


By:\s\Gregory Eck
     Name:Gregory Eck
     Title:Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender


By:\s\Martha Hoag-Schmitt
     Name:Martha Hoag-Schmitt
     Title:AVP

CONGRESS FINANCIAL CORPORATION,
as a Lender


By:\s\Thomas C. Lannon
     Name:Thomas C. Lannon
     Title:Vice President

LA SALLE BUSINESS CREDIT, INC.,
as a Lender


By:\s\Jeffrey J. Podwika
     Name:Jeffrey J. Podwika
     Title:Asset Based Lending Officer

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:\s\Timothy S. Van Kirk
     Name:Timothy S. Van Kirk
     Title:Duly Authorized Signature




ACCEPTED AND AGREED:

VENTURE STORES, INC.


By:\s\Eugene Caldwell
     Name:Eugene Caldwell
     Title:CFO